UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2013

Date of reporting period: January 31, 2013

Item 1.	Reports to Stockholders.

The Advisors' Inner Circle Fund II

Reaves Select Research Fund

Semi-Annual Report **January 31, 2013**

Reaves Asset Management

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
JANUARY 31, 2013
(Unaudited)

The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-342-7058; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
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SHAREHOLDERS’ LETTER

January 31, 2013

To the Shareholders of the Reaves Select Research Fund:

In the six months ended January 31, 2013, the Reaves Select Research Fund generated a return of 4.12%, net of fees, for the Institutional shares and of 4.10% (excluding sales charge), -0.81% (including sales charge) for the Class A shares. This compares to a 9.91% return for the Standard and Poor’s 500 Index and a -1.17% return for the Standard and Poor’s Utilities Sector Index. Much of the variance versus these indices was due to our exposure to the energy sector, which we discuss in more detail below.

We invest primarily in three sectors: Utilities, Energy and Telecom. While the discussion below tends to focus on higher level industry trends, we select investments on a bottom-up basis via a rigorous and independent research process. Our biggest investments tend to be in companies that have stable and growing cash flows and dividends. The following discussion includes sector performance estimates for both share classes on a consolidated basis, gross of fees.

Portfolio Review

Electric, Gas and Water Utilities

The underlying utilities portfolio generated a contribution to the total return of about 1.56% in the period. The utilities’ portfolio’s IRR of 3.18% outperformed the S&P Utilities Index. The relative performance was largely the result of our avoiding companies that have significant merchant power generation exposure and our investment in midcap utilities and natural gas and energy infrastructure companies.

There are several themes that drove our stock selections. First, we continued to have about 40-50% of the portfolio invested in regulated utilities. We try to invest in those that have the best combination of yield and growth and avoid those with unregulated merchant power exposure. The merchant power business’s profitability rests on improving power prices and demand fundamentals, which we do not expect, even in the context of an economic recovery. Power prices tend to be a function of domestic natural gas prices which we expect will remain historically low as we discuss further in the energy section below.

Sustainability of allowed returns in a low interest-rate environment was a concern for utility investors throughout the last year. If regulators were to reduce allowed returns significantly, utility credit ratings could be undermined, result-

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
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ing in higher capital costs. Many utilities have been investing heavily to replace and maintain aging infrastructure and to comply with increasingly stringent environmental rules. While on an aggregate basis there has been a reduction in allowed returns on equity (ROE) in recent rate cases, so far allowed returns have tended not to fall below 10%. In 2012, state commissions issued 108 final rate orders, with an average increase of $30 million (vs. $60 million requested – in keeping with the typical relationship between companies’ requests and the final orders). We would highlight, that despite a fall in 10-year U.S. Treasury interest rates of over 33% (from a 2011 average of 2.77% to a 2012 average of 1.79%), the average allowed ROE only fell from 10.2% to 10.1%. We believe that state commissions remain committed to keeping their utilities financially healthy, with stable rates and, with respect to job creation, providing incentives to attract investment into their states.

Energy

The energy portfolio generated a contribution of about 2.60% to total return in the period. The energy portfolio’s IRR of 10.14% outperformed the S&P Energy Index. The relative performance was largely the result of our investment in refining and a general recovery in oil prices driving share price gains in exploration and production companies and oil service companies.

Global oil prices rose in response to the July Federal Reserve promise of unlimited quantitative easing, evidence of recovery in Chinese demand, ebbing fear over economic problems in European Union and a half-baked “grand bargain” reached on U.S. fiscal spending in December. However, domestic oil prices remained at a wide discount to global benchmarks due to a production renaissance from shale and continued growth in the Canadian oil sands. Market access and logistics became an increasing priority for producers and we saw billions in capital projects announced for pipeline, rail and barge capacity expansions. In addition, the pace of announced capacity additions from large energy consumer industries, such as petrochemicals and steel, accelerated.

We believe that relatively less expensive U.S. oil and natural gas can provide a long-term energy cost advantage for domestic consumers of both oil and natural gas. As such, business and investment conditions for key consuming industries like petrochemicals, refining and manufacturing should continue to be favorable. Moreover, the demand for pipeline and rail delivery and processing infrastructure should remain very robust.

The same cannot be said for North American producers, where selectivity will likely remain the key to investment success. Many companies that have tradi-

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
(Unaudited)

tionally produced natural gas are finding themselves squeezed out by low cost shale basins and production associated with oil. Even low cost shale producers are finding survival difficult because production growth has been so large from the lowest cost shale basins. As such, share price performance divergence between the advantaged and the disadvantaged were some of the largest we’ve seen in many years.

We believe that production from shale basins like the Bakken is creating a new and lasting dynamic in the traditional flow of oil to consumption centers. Greater North American production should also prove a boon to refining companies that can use lower cost domestic oil as a feedstock and sell products like gasoline and diesel at international prices on global markets.

Telecom

Our telecom and telecom-related investments generated a negative contribution of about 0.37% in the period. The positive aspects of performance were driven by investments in cable and owner/operators of cellular tower infrastructure, offset by declines in traditional telecom carrier investments.

Two important announcements occurred regarding mergers in the wireless space. Deutsche Telekom announced that its T-Mobile USA unit would merge with Metro-PCS. Two weeks later, Softbank announced it was taking a 70% majority stake in Sprint for $20 billion. Both transactions require approval from the Federal Communications Commission, the Department of Justice and various state public utility commissions. The two proposed transactions raise the possibility of intensifying wireless competition that could eventually pressure industry margins. This is the principle reason for weakness in some of our traditional telecom investments, although investors likely also took profits because of dividend tax rate uncertainty at year end.

While the heightened probability of a more competitive environment in domestic wireless communications is negative for carriers, it is a positive for the tower companies and providers of communications infrastructure equipment in which we’ve invested. Some had speculated that Sprint and T-Mobile were going to merge, possibly reducing the number of major customers for the towers. It seems much more likely now, however, that there are going to be four well-capitalized companies building out next-generation networks; towers/equipment stand to benefit.

Outlook

As we look out to 2013 and beyond, we expect interest rates to remain low and economic growth subdued. Thus, our utility sector investments remain focused

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
(Unaudited)

on regulated utilities that can grow through rate-base investment. These companies should be able to raise their dividends to shareholders at a measured pace and continue to provide a stable ballast to our portfolio in the event of unforeseen volatility.

Within the energy sector we continue to see long-term upside for three groups: those with the resources that are being revolutionized by technology, those that provide the technology and those that build infrastructure to support new production. In addition, we see increasing opportunities among large energy consumers that can arbitrage lower U.S. vs. global prices.

In telecommunications we will continue investing in companies where we see value and potential for dividend growth. In the U.S., we continue to look at opportunities in cable, as broadband market share gains should continue. Additionally, towers/chip/equipment companies are poised to benefit from increasing data usage and the race to develop next-generation networks. We will also look for opportunities abroad, as wireless and wireline data growth is a global phenomenon, and some attractive valuation and yield sources can be found. Also, we continue to look for investments globally as growth in emerging economies can be faster than that of North America and valuations and dividend yields are, in some cases, superior.

We remain committed to providing you with a differentiated portfolio of well-researched, high-quality companies in vital industries that have the ability to grow earnings and dividends while providing substantial defensive characteristics.

We appreciate the opportunity to serve you and look forward to your continued support.

Sincerely,

Ronald J. Sorenson	Tim Porter
CEO & Chief Investment Officer	Portfolio Manager

Performance data represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For performance current to the most recent month-end and after tax returns, please call 1.866.342.7058.

The above commentary represents management’s assessment of the Fund and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
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Mutual fund investing involves risk, including possible loss of principal. In addition to the normal risks associated with investing, narrowly focused investments typically exhibit higher volatility. There can be no assurance that the Fund will achieve its stated objective.

Definition of the Comparative Indices

S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions or other expenses of investing.

S&P 500 Utilities Sector Index is a subset of the S&P 500 Index that contains those securities that fall under the utilities sector. This equity index does not have the telecommunications or energy equities that are contained in the Fund.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
JANUARY 31, 2013
(Unaudited)

SECTOR WEIGHTINGS†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK‡ — 95.9%
	Shares	Value
CONSUMER DISCRETIONARY — 3.4%
Comcast, Cl A	52,900	$2,014,432

ELECTRIC UTILITIES — 23.9%
ITC Holdings	27,000	2,187,000
NextEra Energy	25,000	1,801,250
Northeast Utilities	55,840	2,274,363
NV Energy	93,800	1,775,634
OGE Energy	30,000	1,761,300
Pinnacle West Capital	49,500	2,642,310
Westar Energy	59,000	1,774,130

		14,215,987

ENERGY — 26.4%
Continental Resources *	7,000	581,840
Enbridge	45,400	1,985,796
EQT	34,700	2,061,527
Halliburton	8,000	325,440
Linn	45,000	1,795,500
MarkWest Energy Partners LP (A)	32,600	1,800,172
Rex Energy *	10,000	131,300
Schlumberger	24,300	1,896,615
TransCanada	25,000	1,184,250

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
JANUARY 31, 2013
(Unaudited)

COMMON STOCK — concluded
	Shares	Value
ENERGY — continued
Valero Energy	34,000	$1,486,820
Williams	68,400	2,397,420

		15,646,680

FINANCIALS — 4.3%
American Tower, Cl A REIT	33,200	2,528,180

GAS — 4.3%
New Jersey Resources	16,000	672,480
South Jersey Industries	35,100	1,905,228

		2,577,708

INDUSTRIALS — 2.0%
Union Pacific	9,100	1,196,286

INFORMATION TECHNOLOGY — 3.1%
QUALCOMM	28,000	1,848,840

MULTI-UTILITIES — 14.6%
DTE Energy	37,650	2,383,622
NiSource	79,200	2,140,776
SCANA	37,000	1,731,970
Wisconsin Energy	61,000	2,405,230

		8,661,598

TELECOMMUNICATION SERVICES — 7.5%
BCE	47,700	2,118,834
CenturyLink	57,550	2,327,897

		4,446,731

WATER UTILITIES — 6.4%
American Water Works	60,300	2,308,284
Aqua America	55,600	1,513,988

		3,822,272

TOTAL COMMON STOCK (Cost $49,690,589)		56,958,714

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
JANUARY 31, 2013
(Unaudited)

SHORT-TERM INVESTMENT — 2.7%
	Shares	Value
SEI Daily Income Trust Treasury II Fund, Cl B, 0.010% (B) (Cost $1,614,868)	1,614,868	$1,614,868

TOTAL INVESTMENTS — 98.6% (Cost $51,305,457)		$58,573,582

Percentages are based on Net Assets of $59,401,996.
*	Non-income producing security.
(A)	Security considered a Master Limited Partnership. At January 31, 2013, the security amounted to $1,800,172 or 3.0% of Net Assets.
(B)	The reporting rate is the 7-day effective yield as of January 31, 2013.
‡	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

Cl — Class

LP — Limited Partnership

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND
JANUARY 31, 2013
(Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $51,305,457)	$58,573,582
Cash	10,906
Receivable for Investment Securities Sold	822,278
Dividends Receivable	49,189
Prepaid Expenses	25,620
Receivable for Capital Shares Sold	23,140
Receivable from Investment Adviser	4,817

Total Assets	59,509,532

Liabilities:
Payable due to Investment Adviser	37,033
Payable due to Administrator	11,636
Payable due to Trustees	3,260
Chief Compliance Officer Fees Payable	3,050
Payable due to Distributor	894
Other Accrued Expenses	51,663

Total Liabilities	107,536

Net Assets	$59,401,996

Net Assets Consist of:
Paid-in Capital	$54,650,103
Undistributed Net Investment Income	532,853
Accumulated Net Realized Loss on Investments	(3,049,085)
Net Unrealized Appreciation on Investments	7,268,125

Net Assets	$59,401,996

Net Asset Value, Offering and Redemption Price Per Share (unlimited authorization — no par value) Institutional Class Shares ($54,364,667 ÷ 5,809,247)	$9.36

Net Asset Value, Offering and Redemption Price Per Share (unlimited authorization — no par value) Class A Shares ($5,037,329 ÷ 537,874)	$9.37

Maximum Offering Price Per Share — Class A Shares ($9.37 ÷ 95.25%)	$9.84

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT RESEARCH
FUND FOR THE SIX MONTHS ENDED JANUARY 31, 2013
(Unaudited)

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$934,419
Less: Foreign Taxes Withheld	(18,214)

Total Investment Income	916,205

Expenses:
Investment Advisory Fees	217,572
Administration Fees	68,938
Trustees’ Fees	6,251
Distribution Fees(1)	6,134
Chief Compliance Officer Fees	4,025
Transfer Agent Fees	43,207
Legal Fees	16,417
Registration Fees	16,128
Printing Fees	14,317
Audit Fees	10,909
Custodian Fees	2,587
Insurance and Other Expenses	4,689

Total Expenses	411,174

Less: Investment Advisory Fees Waived	(27,894)
Less: Fees Paid Indirectly(2)	(15)

Net Expenses	383,265

Net Investment Income	532,940

Net Realized Gain on Investments	2,690,703
Net Change in Unrealized Appreciation (Depreciation) on Investments	(895,116)

Net Realized and Unrealized Gain on Investments	1,795,587

Net Increase in Net Assets Resulting from Operations	$2,328,527

(1)	Attributable to Class A Shares.
(2)	See Note 4 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2013 (Unaudited)	Year Ended July 31, 2012
Operations:
Net Investment Income	$532,940	$1,131,783
Net Realized Gain on Investments	2,690,703	2,783,707
Net Change in Unrealized Appreciation (Depreciation) on Investments	(895,116)	868,905

Net Increase in Net Assets Resulting from Operations	2,328,527	4,784,395

Dividends and Distributions from:
Net Investment Income
Institutional Class	(577,849)	(1,054,598)
Class A Shares	(47,199)	(62,499)

Total Dividends and Distributions	(625,048)	(1,117,097)

Capital Share Transactions(1)
Institutional Class
Issued	2,284,108	689,736
Reinvestment of Distributions	357,893	677,748
Redeemed	(4,059,071)	(2,651,995)

Net Institutional Class Capital Share Transactions	(1,417,070)	(1,284,511)

Class A Shares
Issued	66,975	2,506,154
Reinvestment of Distributions	43,026	53,434
Redeemed	(220,132)	(465,898)

Net Class A Shares Capital Share Transactions	(110,131)	2,093,690

Net Increase (Decrease) From Capital Share Transactions	(1,527,201)	809,179

Total Increase in Net Assets	176,278	4,476,477

Net Assets:
Beginning of Period	59,225,718	54,749,241

End of Period (including undistributed net investment income of $532,853 and $624,961, respectively)	$59,401,996	$59,225,718

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Period Institutional Class Shares
	Six Months Ended January 31, 2013 (Unaudited)		Year Ended July 31, 2012	Year Ended July 31, 2011	Year Ended July 31, 2010	Year Ended July 31, 2009		Year Ended July 31, 2008
Net Asset Value, Beginning of Period	$9.09		$8.52	$6.83	$6.52	$10.96		$12.73

Income from Operations:
Net Investment Income(1)	0.08		0.17	0.17	0.16	0.19		0.30
Net Realized and Unrealized Gain (Loss) on Investments	0.29		0.57	1.64	0.27	(3.45)		0.05 ^

Total from Operations	0.37		0.74	1.81	0.43	(3.26)		0.35

Dividends and Distributions from:
Net Investment Income	(0.10)		(0.17)	(0.12)	(0.12)	(0.19)		(0.29)
Net Realized Gains	—		—	—	—	(0.99)		(1.83)

Total Dividends and Distributions	(0.10)		(0.17)	(0.12)	(0.12)	(1.18)		(2.12)

Net Asset Value, End of Period	$9.36		$9.09	$8.52	$6.83	$6.52		$10.96

Total Return†	4.12	%††	8.90%††	26.62%††	6.58%††	(28.51	)%††	1.37%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$54,365		$54,222	$52,123	$48,989	$50,394		$74,026
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, excluding fees paid indirectly)	1.30	%*	1.30%	1.30%	1.30%	1.30%		1.15%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.39	%*	1.44%	1.44%	1.42%	1.44%		1.15%
Ratio of Net Investment Income to Average Net Assets	1.85	%*	2.07%	2.13%	2.27%	2.87%		2.49%
Portfolio Turnover Rate	57	%**	95%	84%	89%	72%		66%

†	Total Return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.
^	The amount shown for the year ended July 31, 2008 for a share outstanding does not accord with the aggregate net losses on the investments for that year because of the timing of the sales and repurchase of Fund shares in relation to the fluctuating market value of the investments of the Fund.
*	Annualized
**	Portfolio turnover rate is for the period indicated and has not been annualized.
(1)	Per share data calculated using average shares method.

Amounts designated as ‘‘—‘‘ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Period Class A Shares
	Six Months Ended January 31, 2013 (Unaudited)		Year Ended July 31, 2012^	Year Ended July 31, 2011	Year Ended July 31, 2010	Year Ended July 31, 2009		Year Ended July 31, 2008
Net Asset Value, Beginning of Period	$9.09		$8.52	$6.83	$6.53	$10.96		$12.74

Income from Operations:
Net Investment Income(1)	0.07		0.16	0.15	0.14	0.17		0.27
Net Realized and Unrealized Gain (Loss) on Investments	0.30		0.56	1.64	0.26	(3.44)		0.04 ^^

Total from Operations	0.37		0.72	1.79	0.40	(3.27)		0.31

Dividends and Distributions from:
Net Investment Income	(0.09)		(0.15)	(0.10)	(0.10)	(0.17)		(0.26)
Net Realized Gains	—		—	—	—	(0.99)		(1.83)

Total Dividends and Distributions	(0.09)		(0.15)	(0.10)	(0.10)	(1.16)		(2.09)

Net Asset Value, End of Period	$9.37		$9.09	$8.52	$6.83	$6.53		$10.96

Total Return†	4.10	%††	8.64%††	26.31%††	6.14%††	(28.60	)%††	1.05%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$5,037		$5,003	$2,626	$2,527	$2,699		$5,376
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, excluding fees paid indirectly)	1.55	%*	1.55%	1.55%	1.55%	1.55%		1.40%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.64	%*	1.69%	1.69%	1.67%	1.68%		1.40%
Ratio of Net Investment Income to Average Net Assets	1.60	%*	1.84%	1.87%	2.03%	2.53%		2.19%
Portfolio Turnover Rate	57	%**	95%	84%	89%	72%		66%

†	Total Return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.
^	Effective September 12, 2011, all existing Investor Class Shares of the Reaves Select Research Fund were reclassified as Class A Shares.
^^	The amount shown for the year ended July 31, 2008 for a share outstanding does not accord with the aggregate net losses on the investments for that year because of the timing of the sales and repurchase of Fund shares in relation to the fluctuating market value of the investments of the Fund.
*	Annualized
**	Portfolio turnover rate is for the period indicated and has not been annualized.
(1)	Per share data calculated using average shares method.
Amounts	designated as ‘‘—‘‘ are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
RESEARCH FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with thirty five funds. The financial statements herein are those of the Reaves Select Research Fund (the “Fund”). The financial statements of the remaining funds of the Trust are presented separately. The investment objective of the Fund is total return from income and capital growth. The Fund is a diversified fund, and invests primarily in securities of domestic and foreign public utility and energy companies, with a concentration (at least 25% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

Effective September 12, 2011, all existing Investor Class Shares of the Fund were reclassified as Class A Shares. The Fund is registered to offer Institutional and Class A Shares.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price

THE ADVISORS’ INNER CIRCLE FUND II	REAVES SELECT
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if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2013, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 — quoted prices in active markets for identical securities.

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•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

For the six months ended January 31, 2013, there have been no changes to the Fund’s fair value methodologies and there have been no transfers between Level 1 and Level 2 assets and liabilities. As of January 31, 2013, all the investments for the Fund are classified as Level 1. For details of investment classifications, reference the Schedule of Investments.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended January 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any significant interest or penalties relating to unrecognized tax benefits.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities

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are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gain (loss), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

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Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund’s Institutional Class has established a policy of a $0.04 minimum quarterly distribution. To the extent such distributions are in excess of net investment income, they are deemed to be paid from short-term or long-term gains to the extent such gains are available. To the extent these amounts are not available; distributions are deemed to be paid from capital. Any net realized capital gains are distributed to shareholders at least annually.

3.	Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred.

The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Transfer Agent and Custodian Agreements:

The Fund and the Administrator are parties to an amended Administration Agreement under which the Administrator provides management and administrative services to the Fund at an annual rate of:

0.12% on the first $300 million of the Fund’s average daily net assets;

0.08% on the next $200 million of the Fund’s average daily net assets; and

0.06% on the Fund’s average daily net assets over $500 million.

The Fund is subject to a minimum annual fee of $125,000. Additionally, the minimum annual fee for the Fund will be increased by $12,000 for each additional class of shares established after the initial class of shares.

The Fund has adopted a Distribution Plan (the “Plan”) for Class A Shares. The Distributor will not receive any compensation for the distribution of Institutional Class Shares of the Fund. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the

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Fund’s average net assets attributable to Class A Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Fund may earn cash management credits which can be used to offset transfer agent expenses. During the six months ended January 31, 2013, the Fund earned credits of $15, which were used to offset transfer agent expenses. This amount is listed as “Fees Paid Indirectly” on the Statement of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, W. H. Reaves & Co., Inc. (the “Adviser”), provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Fund’s total annual operating expenses from exceeding 1.30% and 1.55% of the Institutional and Class A Shares’ average daily net assets, respectively. The Adviser may discontinue the expense limitation at any time. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period. As of January 31, 2013, fees which were previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser were $76,666, expiring in 2014, $79,929, expiring in 2015, and $64,020, expiring in 2016. During the six months ended January 31, 2013, there has been no recoupment of previously waived and reimbursed fees.

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6. Share Transactions:

	Six Month Ended January 31, 2013 (Unaudited)	Year Ended July 31, 2012
Share Transactions:
Institutional Class
Issued	254,114	83,003
Reinvestment of Distributions	40,308	80,115
Redeemed	(451,465)	(315,783)

Net Institutional Class Capital Share Transactions	(157,043)	(152,665)

Class A Shares
Issued	7,317	290,455
Reinvestment of Distributions	4,842	6,254
Redeemed	(24,410)	(54,729)

Net Class A Shares Capital Share Transactions	(12,251)	241,980

Net Increase (Decrease) in Shares Outstanding from Share Transactions	(169,294)	89,315

7.	Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than long-term U.S. Government and short-term investments, for the six months ended January 31, 2013 were $32,142,108 and $34,091,795, respectively. There were no purchases or sales of long-term U.S. Government securities.

8.	Federal Tax Information:

The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

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The tax character of dividends and distributions declared during the fiscal years ended July 31, 2012 and 2011 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2012	$1,117,097	$—	$1,117,097
2011	806,057	—	806,057

As of July 31, 2012, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$624,961
Capital Loss Carryforwards, expiring July 2018	(4,456,847)
Post-October losses	(1,300,578)
Unrealized Appreciation	8,180,878

Total Distributable Earnings	$3,048,414

Post-October capital losses represents capital losses realized on investment transactions from November 1, 2011 through July 31, 2012, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward for a maximum period of eight years and applied against future capital gains. During the fiscal year ended July 31, 2012, the Fund utilized $3,972,418 of capital loss carryforwards to offset capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

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The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at January 31, 2013 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$51,305,457	$7,468,995	$(200,870)	$7,268,125

9.	Concentration/Risks:

The Fund has adopted a policy to concentrate its investments (at least 25% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. To the extent that the Fund’s investments are focused in issuers conducting business in the Utilities Industry and/or Energy Industry, the Fund is subject to the risk that legislative or regulatory changes, adverse market conditions and/or increased competition will negatively affect these industries.

10.	Other:

At January 31, 2013, 12% of total Institutional Class Shares outstanding and 44% of total Class A Shares outstanding were held by one record shareholder owning 10% or greater of the aggregate total shares outstanding.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11.	Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board (“FASB”) issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

12.	Subsequent Events:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

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DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund’s costs in two ways.

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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DISCLOSURE OF FUND EXPENSES (Unaudited)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 8/1/2012	Ending Account Value 1/31/2013	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Institutional Class	$1,000.00	$1,041.20	1.30%	$6.69
Class A Shares	1,000.00	1,041.00	1.55	7.97
Hypothetical Fund Return
Institutional Class	$1,000.00	$1,018.65	1.30%	$6.61
Class A Shares	1,000.00	1,017.39	1.55	7.88
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Board Considerations in Re-Approving the Advisory Agreement

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund II (the “Trust”) must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Fund may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.

Prior to this year’s meeting held on August 14-15, 2012, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below.

At the meeting, representatives from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser’s fee and other aspects of the Advisory Agreement. The representatives provided an overview of the Adviser, including its history, assets under management, personnel, ownership structure, approach to risk management, best execution, use of soft dollars and business plan. The Trustees then discussed the written materials that the Board received before the meeting, the Adviser’s oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

and the re-approval of the Advisory Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services provided to the Fund by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment Performance of the Fund

The Board was provided with information regarding the Fund’s performance since the Advisory Agreement was approved, as well as information regarding the Fund’s performance since its inception. The Board also compared the Fund’s performance to its benchmark index and other similar mutual funds over various periods of time. At the meeting, the Adviser’s representatives provided information regarding and led a discussion of factors impacting the performance of the Fund, outlining current market conditions and explaining the Adviser’s expectations and strategies for the future. The Board noted that the Fund’s performance was generally comparable to that of its benchmark indices. Based on this information, the Board concluded that it was satisfied with the investment results that the Adviser had been able to achieve for the Fund.

Costs of Advisory Services, Profitability and Economies of Scale

In concluding that the advisory fee payable by the Fund was reasonable, the Trustees reviewed a report of the fees paid by the Fund to the Adviser as well as the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, and concluded that such profits were not excessive.

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APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Concluded)

The Trustees also reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and noted that the Fund’s total fees and expenses, after waivers, were within the range of the average fees and expenses incurred by other peer funds. The Board concluded that the advisory fee was the result of arm’s length negotiations and appeared reasonable in light of the services rendered. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fee is reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Advisory Agreement for another year.

Reaves Select Research Fund

P.O. Box 219009

Kansas City, MO 64121-9009

Investment Adviser:

W.H. Reaves & Co, Inc.

10 Exchange Place

18th Floor

Jersey City, NJ 07302

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

Ernst & Young, LLP

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund.

WHR-SA-001-0900

Item 2. Code of Ethics.

Not applicable for semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: April 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: April 5, 2013

By (Signature and Title)	/s/ Michael Lawson
Michael Lawson
Treasurer, Controller & CFO

Date: April 5, 2013